CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Operating expenses:
Research and development	$ 22,894	$ 19,594	$ 7,148
Selling, general, and administrative	9,518	6,311	3,425
Total operating expenses	32,412	25,905	10,573
Loss from operations	(32,412)	(25,905)	(10,573)
Other income (expense):
Revaluation of Series A Investor Instrument and Series A Investor Right/Obligation	(1,863)		(500)
Interest income, net	566	33
Total other income (expense):	(1,297)	33	(500)
Net loss and comprehensive loss	(33,709)	(25,872)	(11,073)
Net loss attributable to common stockholders	$ (37,582)	$ (29,074)	$ (12,000)
Net loss attributable to common stockholders per common share, basic and diluted	$ (2.83)	$ (2.85)	$ (1.18)
Weighted average common shares outstanding, basic and diluted	13,267,960	10,196,292	10,196,292